PRUDENTIAL MYROCK ADVISOR NEW YORK VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated June 12, 2026

to Prospectus dated April 27, 2026

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information. If you have any questions or would like another copy of the current Annuity or Portfolio Prospectuses, please call us at 1-888-PRU-2888.

This Supplement is to inform you that there is a change to the Key Information Table in the prospectus as well as changes to variable investment options that are available in your Annuity. You may not have funds invested in the Portfolios being referenced below, but you are receiving this Supplement because the Portfolios are available to you.

I.	Key Information Table Update:

Effective immediately, in the section titled “Are There Ongoing Fees and Expenses?” in the table in the Key Information section of the prospectus, the paragraph immediately preceding the Lowest Annual Cost and Highest Annual Cost is restated as follows:

“Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract.”

II.	Portfolio Fee Changes:

Effective immediately, the Current Expenses and Total Expenses listed in the table in “Appendix A – Investment Options Available Under the Contract” are restated for the following Portfolios as shown below. The Fund Type, Advisor/Subadvisors, and Average Annual Returns appearing in Appendix A for the Portfolios are not changed.

Portfolio Company	Current Expenses	Fund Access Charge	Total (Current Expenses + Fund Access Charge)
Franklin Multi-Asset Variable Conservative Growth Fund – Class I	0.59%	None	0.59%
Franklin Multi-Asset Variable Growth Fund – Class I	0.78%	None	0.78%
Franklin Multi-Asset Variable Moderate Growth Fund – Class I♦	0.76%	None	0.76%
Vanguard Variable Insurance Fund Total International Stock Market Index Portfolio	0.08%	0.35%	0.43%

♦ This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

MYROCKADVNY2026SUP2